Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
In re:	:	Chapter 11
:
DNIB UNWIND, INC. (f/k/a BIND	:	Case No. 16-11084 (BLS)
THERAPEUTICS, INC.), et al.,[1]	:
	:	(Jointly Administered)
Post-Effective Date Debtors.	:
:
:
x

NOTICE OF DISTRIBUTION

PLEASE TAKE NOTICE that (i) on September 14, 2016, the Debtors filed the Debtors’ Amended Combined Disclosure Statement and Chapter 11 Plan of Liquidation [Docket No. 415] (the “Plan”),2 (ii) on September 26, 2016, the Bankruptcy Court entered its Findings of Fact, Conclusions of Law, and Order Confirming Amended Combined Disclosure Statement and Chapter 11 Plan of Liquidation [Docket No. 457], and (iii) on October 11, 2016, the Plan became effective as set forth in the Notice of Occurrence of Effective Date of Debtors’ Amended Combined Disclosure Statement and Chapter 11 Plan of Liquidation [Docket No. 474].

PLEASE TAKE NOTICE that the Trustee of the DNIB Liquidation Trust hereby provides notice that he intends to make an additional distribution to shareholders who timely provided requested tax information to the Trust in the aggregate amount of approximately $8,000,000 on or about October 10, 2017.

[1]	The Post-Effective Date Debtors, together with the last four digits of each Post-Effective Date Debtor’s U.S. federal tax identification number, are: DNIB Unwind, Inc. (f/k/a BIND Therapeutics, Inc.) (6148) and DNIB Subsidiary Corporation (f/k/a BIND Biosciences Security Corporation) (3208). The address for the Post-Effective Date Debtors is c/o Development Specialists, Inc., 333 South Grand Avenue, Suite 4070, Los Angeles, CA 90071.
[2]	Capitalized terms used, but not otherwise defined herein, have the meanings given to them in the Plan.

Docket No. 729

Date: 09/25/17

Dated: September 25, 2017
Wilmington, Delaware
/s/ Amanda R. Steele
RICHARDS, LAYTON & FINGER, P.A.
John H. Knight (No. 3848)
Amanda R. Steele (No. 5530)
Brett M. Haywood (No. 6166)
One Rodney Square
920 North King Street
Wilmington, DE 19801
Telephone: (302) 651-7700
Facsimile: (302) 498-7701
Email: knight@rlf.com
steele@rlf.com
haywood@rlf.com

- and -

LATHAM & WATKINS LLP
Peter M. Gilhuly (admitted pro hac vice)
Kimberly A. Posin (admitted pro hac vice)
Adam E. Malatesta (admitted pro hac vice)
355 South Grand Avenue
Los Angeles, CA 90071-1560
Telephone: (213) 485-1234
Fax: (213) 891-8763
Email: peter.gilhuly@lw.com
kim.posin@lw.com
adam.malatesta@lw.com

Counsel for the Trustee of the DNIB Liquidation Trust

Miscellaneous:

16-11084-BLS DNIB Unwind, Inc.

Type: bk	Chapter: 11 v	Office: 1 (Delaware)
Assets: y	Judge: BLS

Case Flag: MEGA, LEAD, CLMSAGNT, SealedDoc(s), CONFIRMED, APPEAL

U.S. Bankruptcy Court

District of Delaware

Notice of Electronic Filing

The following transaction was received from Amanda R. Steele entered on 9/25/2017 at 2:55 PM EDT and filed on 9/25/2017

Case Name:                   DNIB Unwind, Inc.

Case Number:               16-11084-BLS

Document Number:      729

Docket Text:

Exhibit(s) // Notice of Distribution Filed by DNIB Unwind, Inc (Steele, Amanda)

The following document(s) are associated with this transaction:

Document description:Main Document

Original filename:W:\CSM\3a. BIND - Notice of Second Distribution to Equity Holders_93459991.pdf

Electronic document Stamp:

[STAMP bkecfStamp_ID=983460418 [Date=9/25/2017] [FileNumber=14722801-0

] [61b84b5fb0633580d1f5586e5de95c51dfa9a61303e8050a7eb70b5dc57861013ea a776ddc2fb9a2a82015c6a3c3c6d4b643017729930a0f383d607fa555dc01]]

16-11084-BLS Notice will be electronically mailed to:

Ward W. Benson on behalf of Creditor United States of America on Behalf of the Internal Revenue Service wardlow.w.benson@usdoj.gov, Eastern.Taxcivil@usdoj.gov;james.j.wilkinson@usdoj.gov

John D. Demmy on behalf of Creditor Constellation NewEnergy, Inc.

jdd@stevenslee.com

David Gerardi on behalf of U.S. Trustee U.S. Trustee

david.gerardi@usdoj.gov

David William Giattino on behalf of Interested Party Hercules Technology III, L.P.

dgiattino@coleschotz.com, bankruptcy@coleschotz.com;pratkowiak@coleschotz.com;kkarstetter@coleschotz.com;jwhitworth@coleschotz.com

Peter M. Gilhuly on behalf of Debtor DNIB Unwind, Inc.

peter.gilhuly@lw.com, adam.malatesta@lw.com

Matthew A. Gold on behalf of Creditor Argo Partners

courts@argopartners.net

Victoria A. Guilfoyle on behalf of Creditor TangenX Technology Corporation

guilfoyle@blankrome.com

Jonathan Guy on behalf of Interested Party DHK Investments, LLC and David H. Koch

jguy@orrick.com

Brett Michael Haywood on behalf of Attorney Latham & Watkins LLP

haywood@rlf.com, rbgroup@rlf.com,ann-jerominski-2390@ecf.pacerpro.com

Brett Michael Haywood on behalf of Attorney Richards, Layton & Finger, P.A.

haywood@rlf.com, rbgroup@rlf.com,ann-jerominski-2390@ecf.pacerpro.com

Brett Michael Haywood on behalf of Debtor DNIB Subsidiary Corporation

haywood@rlf.com, rbgroup@rlf.com,ann-jerominski-2390@ecf.pacerpro.com